                                                SECURITIES AND EXCHANGE COMMISSION

                                                        Washington, D.C. 20549

                                                               FORM 8-K

                                                            CURRENT REPORT

                                                Pursuant to Section 13 or 15(d) of the

                                                    Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 23, 2001

                                                       Navigant Consulting, Inc.

                                        (Exact Name of Registrant as Specified in Its Charter)

        Delaware                                       0-28830                            36-4094854
(State or Other Jurisdiction                         (Commission                        (IRS Employer
of  Incorporation)                                    File Number)                       Identification No.)

                                                  615 North Wabash, Chicago, IL 60611
                                          (Address of Principal Executive Offices) (Zip Code)

                                   Registrant's Telephone number, including area code (312) 573-5600

                                                                  N/A
                                     (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

Navigant Consulting, Inc. ("NCI") today announced that on March 22, 2001, United States District Court for the Northern District of
Illinois gave its final approval to the proposed settlement of the consolidated securities law class actions ("the Consolidated Class
Actions").  More information on the Consolidated Class Actions and the settlement can be found in the Company's annual report on Form
10-K filed on March 19, 2001.

"NAVIGANT" is a service mark of Navigant International, Inc.  Navigant Consulting, Inc. (NCI) is not affiliated, associated, or in any way connected with Navigant International, Inc. and NCI's use of "NAVIGANT" is made under license from Navigant International,
Inc.

                                                              SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                              NAVIGANT CONSULTING, INC.

Date: March 23, 2001                                          By:      /s/ Philip S. Steptoe
                                                              -------------------------------
                                                              Name: Philip S. Steptoe
                                                              Title: Vice President, General Counsel
                                                                     and Secretary